Fees Summary	Jul. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,654,166.65
Previously Paid Amount	0.00
Total Fee Amount	228.44
Total Offset Amount	0.00
Net Fee	$ 228.44